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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K-A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 March 23, 2000

                               USA NETWORKS, INC.

        (Exact Name of Registration business as Specified in Its Charter)

         Delaware                   0-20570                     59-2712887
(State or other Jurisdiction    (Commission File             (I.R.S. Employer
     of incorporation)              Number)               Identification Number)

                 152 West 57th Street, New York, New York 10019
          (Address, including zip code, of Principal Executive Offices)

                                 (212) 314-7300
               (Registrant's telephone number including area code)

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Item 5.  Other Events.

         On January 12, 2000, USA Networks, Inc. ("USAi") entered into a definitive agreement to acquire Precision Response Corporation ("PRC"). The audited consolidated financial statements of PRC as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 are filed herewith. In addition, the unaudited pro forma condensed combined financial statements filed herewith have been prepared to give effect to the acquisition by USAi of PRC as well as other transactions completed by USAi in 1999. The unaudited pro forma condensed combined financial statements filed herewith are identical to the ones included in Amendment No. 1 to the Registration Statement on Form S-4 (Registration No.: 333-30404), which amendment was filed by USAi on March 3, 2000.

Item 7(c).  Exhibits.

99.1 Audited Consolidated Financial Statements of PRC as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999.

99.2 Unaudited pro forma condensed combined financial statements at December 31, 1999 and for the year ended December 31, 1999.

99.3     Consent of PricewaterhouseCoopers LLP.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date:  March 23, 2000

                                  USA NETWORKS, INC.

                                  By: /s/ Thomas J. Kuhn
                                      ------------------------------------------
                                      Name: Thomas J. Kuhn
                                      Title: Senior Vice President and
                                             General Counsel


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                                  EXHIBIT INDEX

99.1 Audited Consolidated Financial Statements of PRC as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999.

99.2 Unaudited pro forma condensed combined financial statements at December 31, 1999 and for the year ended December 31, 1999.

99.3     Consent of PricewaterhouseCoopers LLP.